UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2006

THE READER'S DIGEST ASSOCIATION, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10434 (Commission File Number)	13-1726769 (I.R.S. Employer Identification Number)
Pleasantville, New York (Address of principal executive offices)	10570-7000 (Zip Code)

Registrant's telephone number, including area code:
(914) 238-1000

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14a-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 3 pages.

SECTION 1. REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01. Entry into a Material Definitive Agreement

On September 29, 2006, The Reader’s Digest Association, Inc. (the “Company”) filed its Proxy Statement for its 2006 Annual Meeting of Stockholders. The following is compensation information with respect to individuals who became named executive officers (within the meaning of Item 402(a)(3) of Regulation S-K under the Securities Exchange Act of 1934) of RDA for fiscal 2006 who were not named executive officers for fiscal 2005:

1.	Annual salaries (effective August 19, 2006) and fiscal 2006 bonus payments under The Reader’s Digest Association, Inc. Senior Management Incentive Plan, as follows:

Named Executive Officer	Title	Annual Salary	Fiscal 2006 Bonus
Michael A. Brennan	President, Latin America and Asia/Pacific, and Senior Vice President	$338,000	$255,000
Michael A. Brizel	Senior Vice President and General Counsel	$340,000	$155,000
Albert L. Perruzza	Senior Vice President, Global Operations and Business Redesign	$360,500	$159,400
____________
Fiscal 2006 bonuses were paid based on reported operating profit, excluding foreign exchange (currency neutral), special charges, non-cash impairment and other one-time items.

2
Corporate and Business Unit performance criteria for 2007 under The Reader’s Digest Association, Inc. Senior Management Incentive Plan and The Reader’s Digest Association, Inc. Management Incentive Compensation Plan with respect to awards to named executive officers, as follows:

Fiscal 2007 operating profit defined as reported operating profit excluding foreign exchange variations between actual and budget (currency neutral), special charges or any other extraordinary items approved by the Compensation and Nominating Committee, non-cash impairment of goodwill or intangibles not contemplated in the budget, acquisitions and divestitures not completed at time of budget.

3.	Performance criteria for 2007-2009 performance-based restricted stock units awarded to named executive officers, as follows:

Cumulative earnings per share of RDA for the two-year period ending June 30, 2008 (which relates to 50% of the 2007-2009 performance-based restricted stock units) and the three-year period ending June 30, 2009 (which relates to 50% of the 2007-2009 performance-based restricted stock units), with “earnings per share” defined as reported earnings per share excluding special charges or any extraordinary item approved by the Compensation and Nominating Committee, non-cash impairment of goodwill or intangibles not contemplated in the budget, and acquisitions and divestitures not completed at the time of budget.

4.	Retention restricted stock unit awards granted August 11, 2006, as follows:

Michael A. Brizel, 24,000 units

5.	Multiple of severance benefits applicable under The Reader’s Digest Association, Inc. 2006 Income Continuation Plan for Senior Management:

Participant	Severance Multiplier
President, Latin America and Asia/Pacific, and Senior Vice President	2x
Senior Vice President and General Counsel	2x
Senior Vice President, Global Operations and Business Redesign	1.5x

6.
The named executive officers are participants in The Reader's Digest Association, Inc. 2001 Income Continuation Plan for Senior Management. Each of the named executive officers is a party to a Termination Agreement with the Company in the form previously filed with the SEC for other named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE READER'S DIGEST ASSOCIATION, INC.
(Registrant)

Date: October 5, 2006	/s/ C.H.R. DuPree
C.H.R. DuPree
Vice President, Corporate Secretary and Associate General Counsel